Exhibit 10.1

AMENDMENT NO. 1

TO

PROMISSORY NOTE

THIS AMENDMENT (this “Amendment”) is entered into as of December 31, 2014, by and among INTERCLOUD SYSTEMS, INC., a corporation organized under the laws of the State of Delaware (“InterCloud”) and FRANK JADEVAIA (“Holder”).

BACKGROUND

WHEREAS, InterCloud and Holder are parties to a certain 8% CONVERTIBLE PROMISSORY NOTE DUE December 31, 2014 with a face amount of $6,254,873.36 (the “Promissory Note”), plus accrued interest thereon, as originally executed by and between the parties on January 1, 2014.

WHEREAS, InterCloud and Holder have agreed to amend the Promissory Note and are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Promissory Note.

2.     Amendment to Promissory Note. The Promissory Note is hereby amended as follows: “Maturity Date” is hereby amended by substituting December 31, 2014 with May 30, 2016.

3.     As additional consideration, Holder shall be issued 100,000 shares of Common Stock with Rule 144 legend thereon.

4.     This Amendment constitutes the legal, valid and binding obligation of the parties and is enforceable in accordance with its terms.

5.     Upon the effectiveness of this Amendment, each party hereby reaffirms all covenants, representations and warranties made in the Promissory Note to the extent the same are not amended.

6.     No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

7.     No party has any defense, claim, counterclaim or right of offset against the with respect to the Promissory Note.

8.     Except as specifically amended herein, the Promissory Note and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

9.     Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by pdf or facsimile transmission shall be deemed to be an original signature hereto.

[Remainder of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

INTERCLOUD SYSTEMS, INC.

By:	/s/ Daniel J. Sullivan
Name:	Daniel J. Sullivan
Title:	Chief Accounting Officer

FRANK JADEVAIA

By:	/s/ Frank Jadevaia

[Signature Page to Amendment No. 1]